Filed Pursuant to Rule 497(d)


                   INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1312

             Investment Grade Municipal Trust, 10-20 Year Series 16



              Supplement to the Prospectus dated January 23, 2018

Notwithstanding anything to the contrary in the Prospectus, Underwriters of at least 1,000 Units (other than the Sponsor) may sell Units of the Trust acquired from the Sponsor to other Underwriters at a public offering price equal to the Redemption Price per Unit. Such Underwriters may resell those Units at the Public Offering Price per Unit.

Supplement Dated:  February 2, 2018